Exhibit 10.15.3
AMENDMENT NO. 4 TO RECEIVABLES SALE AGREEMENT
     THIS AMENDMENT NO. 4 TO RECEIVABLES SALE AGREEMENT, dated as of March 8, 2005, is by and among Weatherproofing Technologies, Inc., a Delaware corporation, DAP Products Inc., a Delaware corporation, The Testor Corporation, an Ohio corporation, Zinsser Co., Inc., a New Jersey corporation, Tremco Incorporated, an Ohio corporation, Rust-Oleum Corporation, an Illinois corporation, The Euclid Chemical Company, an Ohio corporation, and Republic Powdered Metals, Inc., an Ohio corporation, Tremco Barrier Solutions, Inc., a Delaware corporation f/k/a Koch Waterproofing Solutions, Inc. (each of the foregoing, an “Originator” and collectively, the “Originators”), and RPM Funding Corporation, a Delaware corporation (“Buyer”), and pertains to that certain Receivables Sale Agreement dated as of June 6, 2002, by and among the Originators and Buyer, as heretofore amended (the “Agreement”). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I thereto (or, if not defined in Exhibit I thereto, the meanings assigned to such terms in Exhibit I to the Purchase Agreement referred to therein).
PRELIMINARY STATEMENTS
          Rust-Oleum Corporation, an Illinois corporation (“Rust-Oleum”) wishes to exclude accounts receivable as to which AutoZone, Inc. is the Obligor from the Receivables it is selling to the Buyer pursuant to the Agreement.
          The Buyer is willing to exclude such accounts receivable from the Receivables under the Agreement.
          Accordingly, the parties hereby agree to modify the Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments.
     1.1. The definition of “Receivable” in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:
          “Receivable” means all rights to payment owed to an Originator (at the times it arises, and before giving effect to any transfer or conveyance under the Agreement) or Buyer (after giving effect to the transfers under the Agreement) constituting an account arising in connection with the sale of goods or the rendering of services by such Originator and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto; provided, however, that in no event shall the term “Receivable” include such right to payment arising from any sale of goods or the rendering of services by any Originator to any Excluded Obligor which occurs after the effective date of the amendment designating such Obligor as being an Excluded Obligor. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or such Originator treats such indebtedness, rights or obligations as a separate payment obligation.
     1.2. The following new definition is hereby inserted into Exhibit I to the Agreement in its appropriate alphabetical order:
     “Excluded Obligor” means AutoZone, Inc.
     2. Representations. In order to induce the other parties hereto to consent to this Amendment, (a) each of the Originators hereby represents and warrants that, as of the date of this Amendment, no event has occurred and is continuing that will constitute a Termination Event or a Potential Termination Event, and (b) Rust-Oleum Corporation hereby represents and warrants that from and after the date hereof, (i) no proceeds of any right to payment arising from the sale of goods or the rendering of services by Rust-Oleum Corporation to AutoZone, Inc. (“AutoZone Receivables”) will be directed to be deposited into any Lock-Box or Collection Account or otherwise “commingled” with the proceeds of any of the Receivables (as amended hereby) or the Related Security if such deposit or “commingling” cannot be traced and identified as being proceeds of AutoZone Receivables,, and (ii) Rust-Oleum can and will account for the AutoZone Receivables separately from the Receivables.
     3. Condition Precedent. This Amendment will become effective as of the date first above written upon receipt by the Agent of counterparts of this Amendment, duly executed by each of the parties hereto and consented to by the Agent.
     4. Miscellaneous.
     4.1. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
     4.2. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     4.3. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
     4.4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
<Signature pages follow>

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

DAP PRODUCTS INC.,
THE TESTOR CORPORATION,
ZINSSER CO., INC.,
TREMCO INCORPORATED,
RUST-OLEUM CORPORATION,
THE EUCLID CHEMICAL COMPANY AND
REPUBLIC POWDERED METALS, INC.

By:	/s/P. Kelly Tompkins

Name:	P. Kelly Tompkins
Title:	Secretary

WEATHERPROOFING TECHNOLOGIES, INC.

By:	/s/Michael J. Drumm

Name:	Michael J. Drumm
Title:	Treasurer

TREMCO BARRIER SOLUTIONS, INC.

By:	/s/P. Kelly Tompkins

Name:	P. Kelly Tompkins
Title:	Secretary

RPM FUNDING CORPORATION

By:	/s/P. Kelly Tompkins

Name:	P. Kelly Tompkins
Title:	Vice President & Secretary

Consented to as of the date first above written:
JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA), AS AGENT

By:	/s/Sherri Gerner

Name:
Title:

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